================================================================================



                           U.S. SECURITIES AND EXCHANGE COMMISSION
                                    Washington, D.C. 20549


                                          FORM 8-K/A

                                      AMENDMENT NO. 2 TO
                                        CURRENT REPORT



                              PURSUANT TO SECTION 13 OR 15(d) OF
                             THE SECURITIES EXCHANGE ACT OF 1934




                                         May 12, 1998
                      (Date of Report [Date of earliest event reported]))




                                CITIZENS FINANCIAL CORPORATION
                    (Exact name of registrant as specified in its charter)

                                Commission file number 0-20148

                   Kentucky                              61-1187135
           (State of Incorporation)         (I.R.S. Employer Identification No.)


  The Marketplace, Suite 300, 12910 Shelbyville Road, Louisville, Kentucky 40243
                          (Address of principal executive offices)

                                        (502) 244-2420
                               (Registrant's telephone number)





================================================================================

                       Citizens Financial Corporation and Subsidiaries
                                   Form 8K/A, Amendment #2


     This Current Report on Form 8-K was filed by Citizens Financial Corporation (the "Company") to report its acquisition of United Liberty Life Insurance Company ("United"). The purpose of this amendment is to amend the Report to file, pursuant to Item 7: interim financial statements of United, and pro forma consolidated financial statements of the Company.


Item 7.  Financial Statements and Exhibits

     (a) Annual Financial Statements (audited) of business acquired. 1997 and 1996 financial statements of United, notes related thereto and report of independent auditors therein are filed as a part of this Current Report on Form 8-K.

                  (Submitted with Amendment #1 on July 27, 1998).

     (b) Interim Financial Statements (unaudited) of business acquired. The following unaudited interim financial statements of United and notes related thereto are filed as a part of this Current Report on Form 8-K.

     Index to Financial Statements of United Liberty Life Insurance Company
       (for the  three  months  ended  March  31,  1998 and 1997)
     Condensed  Statements of Operations for the three months ended
       March 31, 1998 and 1997 (Unaudited)
     Condensed Statements of Financial Condition as of March 31, 1998 and
       December 31, 1997 (Unaudited)
     Condensed  Statements of Cash Flows for the three months ended
       March 31, 1998 and 1997 (Unaudited)
     Notes to Financial  Statements (Unaudited)

     (c) Pro forma Financial Information (unaudited). The following pro forma consolidated financial statements of the Company are filed as a part of this Current Report on Form 8-K.

     Index to Pro Forma Financial  Statements of Citizens Financial  Corporation
         (filed  herewith)
     Pro forma Condensed Consolidated Statement of Financial Position as of
         March 31, 1998 (unaudited)
     Pro forma Condensed Consolidated Statement of Operations for the three months  ended  March 31, 1998 (unaudited)
     Pro forma Condensed Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)
     Pro forma Notes to Condensed Consolidated Financial Statements (unaudited)

                                          Signatures

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Citizens Financial Corporation



By: /s/ Darrell R. Wells
Darrell R. Wells
President


By:  /s/ Brent L. Nemec
Brent L. Nemec
Chief Financial Officer





Date:  July 29, 1998

                        United Liberty Life Insurance Company

                            Condensed Financial Statements

                      Three Months ended March 31, 1998 and 1997




                                       Contents


                    Condensed Statements of Operations (unaudited)
               Condensed Statements of Financial Condition (unaudited)
                    Condensed Statements of Cash Flows (unaudited)
                      Notes to Financial Statements (unaudited)

                         United Liberty Life Insurance Company
                          Condensed Statements of Operations
                                      (Unaudited)




Three Months Ended March 31                                       1998             1997
-----------------------------------------------------------------------------------------

Revenues:
Premiums and other considerations                          $  571,696         $1,299,349
Premiums ceded                                                (33,490)          (42,292)
-----------------------------------------------------------------------------------------
    Net premiums earned                                       538,206         1,257,057
Net investment income                                         608,066           585,242
Net realized investment gains                                  21,873            28,689
Other income                                                   14,434            12,426
-----------------------------------------------------------------------------------------
Total Revenues                                              1,182,579         1,883,414

Benefits and Expenses:
Policyholder benefits                                       1,139,503         1,236,907
Policy holder benefits ceded                                  (14,312)          (14,671)
-----------------------------------------------------------------------------------------
Net benefits                                                1,125,191         1,222,236
Increase in net benefit reserves                             (358,733)          146,322
Commissions                                                    25,027           156,756
General expenses                                              189,836           298,950
Policy acquisition costs deferred                             (10,382)          (24,248)
Amortization expense:
    Deferred policy acquisition costs                          53,595            55,769
    Value of insurance acquired                                 7,500             6,250
-----------------------------------------------------------------------------------------
Total Benefits and Expenses                                 1,032,034         1,862,035
-----------------------------------------------------------------------------------------

Income before Federal Income Tax                              150,545            21,379
Federal Income Tax                                             25,592             3,634
-----------------------------------------------------------------------------------------
Net Income                                                 $  124,953         $  17,745
-----------------------------------------------------------------------------------------


Net Income Per Common Share - Basic:                       $      .08         $      .01
-----------------------------------------------------------------------------------------




See Notes to Condensed Financial Statements.

                        United Liberty Life Insurance Company
                      Condensed Statements of Financial Condition
                                      (Unaudited)


                                                             March 31,       December 31,
                                                                 1998              1997
-----------------------------------------------------------------------------------------
ASSETS

Investments:
Securities available for sale, at fair value:
   Fixed maturities (amortized cost of $34,671,165
   and $34,798,847 in 1998 and 1997, respectively)        $35,481,478       $35,628,029
   Equity securities (cost of $198,157
      in 1998 and 1997)                                        85,883            85,883
Mortgage loans on real estate                               1,084,495         1,648,554
Policy loans                                                1,208,530         1,224,321
Real estate owned - held for sale                             892,254           892,177
-----------------------------------------------------------------------------------------
Total Investments                                          38,752,640        39,478,964




Cash and cash equivalents                                     977,427           239,853
Accrued investment income                                     656,119           736,924
Reinsurance recoverable:
   Paid benefits and losses                                       ---               802
   Unpaid benefits, losses and IBNR                         1,560,383         1,505,614
Value of insurance acquired                                   910,500           918,000
Deferred policy acquisition costs                             322,990           366,203
Deferred federal income tax                                   445,021           452,535
Receivable - defaulted investment settlement                      ---           200,000
Property and equipment                                          7,091             9,759
Other assets                                                   89,078           107,463
-----------------------------------------------------------------------------------------
Total Assets                                               $43,721,249        $44,016,117
-----------------------------------------------------------------------------------------



See Notes to Condensed Financial Statements.

                         United Liberty Life Insurance Company
                      Condensed Statements of Financial Condition
                                      (Unaudited)




                                                              March 31,     December 31,
                                                                   1998             1997
-----------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDER'S EQUITY

Liabilities
Policy liabilities:
Future policy benefits                                      $38,954,748     $ 39,263,147
Policy and contract claims                                      149,451          149,089
Unearned premiums                                                61,979           62,923
Other                                                            33,616           29,120
-----------------------------------------------------------------------------------------
Total Policy Liabilities                                     39,199,794       39,504,279


Accrued expenses and other liabilities                          645,212          755,675
Federal income tax payable                                       19,332           11,752
-----------------------------------------------------------------------------------------
Total Liabilities                                            39,864,338       40,271,706


Commitments and Contingencies


Shareholder's Equity
Common stock, $1 par value; 5,000,000 shares
authorized;                                                   1,586,891        1,586,891
   1,586,891 shares issued and outstanding
Additional paid-in capital                                    1,794,711        1,794,711
Unrealized appreciation of investments                          460,706          473,159
Retained earnings (deficit)                                      14,603         (110,350)
-----------------------------------------------------------------------------------------
Total Shareholder's Equity                                    3,856,911        3,744,411
-----------------------------------------------------------------------------------------
Total Liabilities and Shareholder's Equity                  $43,721,249     $ 44,016,117
-----------------------------------------------------------------------------------------







See Notes to Condensed Financial Statements.

                        United Liberty Life Insurance Company
                          Condensed Statements of Cash Flows
                                      (Unaudited)





Three Months Ended March 31                                         1998           1997
-----------------------------------------------------------------------------------------

Cash Flows from Operations:
Net Income                                                     $ 124,953     $   17,745
Adjustments to reconcile net income to net cash flows
from operations:
  Increase (decrease) in policy liabilities                     (304,485)       164,179
  Increase in reinsurance recoverable:                           (53,967)       (57,705)
  Provision for amortization and depreciation, net of             53,381         39,916
deferrals
  Amortization of premium and accretion of discount on
securities                                                        13,898         15,953
        purchased net
  Net realized investment gains                                  (22,053)       (28,689)
  Increase in accrued investment income                           80,805         63,729
  Change in other assets and other liabilities                   107,922         77,825
  Deferred federal income taxes                                   13,930         11,771
  Federal income taxes payable                                     7,580         (3,539)
-----------------------------------------------------------------------------------------
Net Cash Flows Provided by Operations                             21,964        301,185


Cash Flows from Investment Activities:
Purchases - fixed maturities                                  (1,385,813)    (2,038,562)
Sales - fixed maturities                                       1,521,573        890,917
Purchases - mortgage loans                                           ---         (1,622)
Sales - mortgage loans                                           564,059         11,611
Additions to real estate                                             ---         (5,000)

Sale of real estate                                                  ---         45,573
(Increase) Decrease in net policy loans                           15,791           (936)
-----------------------------------------------------------------------------------------
Net Cash Provided by (Used In) Investment Activities             715,610     (1,098,019)


-----------------------------------------------------------------------------------------
Net Increase (Decrease) in Cash and Cash Equivalents             737,574       (796,834)
Cash and Cash Equivalents at Beginning of Period                 239,853      2,343,383
-----------------------------------------------------------------------------------------
Cash and Cash Equivalents at End of Period                     $ 977,427     $1,546,549
-----------------------------------------------------------------------------------------

See notes to Condensed Financial Statements.

                         UNITED LIBERTY LIFE INSURANCE COMPANY
                        NOTES TO CONDENSED FINANCIAL STATEMENTS



     1. The accompanying unaudited condensed financial statements have been prepared in accordance with the instructions to Form 10-QSB in conformity with generally accepted accounting principles. The accompanying unaudited condensed financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair presentation of the results for the interim periods. All such adjustments are of a normal recurring nature. For further information, refer to the December 31, 1997 financial statements and footnotes included in this Form 8-K/A.



     2. Effective April 30, 1998 the Company was acquired by Citizens Security Life Insurance Company, which is a wholly owned subsidiary of Citizens Financial Corporation, a Louisville, KY based insurance holding company. The acquisition price was $6.3 million, subject to adjustments to be determined within 90 days along with approximately $700 thousand of additional related costs. In conjunction with the acquisition, Chaswil retained approximately $2.1 million of real estate related and other assets, which were replaced with cash by Citizens Security.

                            Citizens Financial Corporation
                           Pro forma Financial Information
                                     (unaudited)




                                     Introduction

     A Citizens Financial Corporation subsidiary (Citizens Security Life Insurance Company) acquired United Liberty Life Insurance Company effective April 30, 1998 for a total cost of approximately $6,995,000. The acquisition was financed with $3.4 million of bank borrowings at prime with the balance funded internally. A pro forma Condensed Consolidated Statement of Financial Position (unaudited) is presented herein, assuming the April 30, 1998 transaction was consummated as of March 31, 1998. In addition, included herein are pro forma Condensed Consolidated Statements of Operations (unaudited) for the year ended December 31, 1997 and for the quarter ended March 31, 1998 which assume the transaction was consummated at the beginning of such periods.

     The pro forma statements include GAAP basis information for Citizens Financial Corporation and United Liberty Life Insurance Company prior to the acquisition, pro forma adjustments necessary to reflect the acquisition, and consolidated totals reflect the purchase GAAP accounting as of the dates indicated above.





                                       Contents


     Condensed Consolidated Statement of Financial Position as of March 31, 1998

     Condensed  Consolidated  Statement of Operations for the three months ended
       March 31, 1998

     Condensed  Consolidated Statement of Operations for the year ended
       December 31, 1997

     Notes to Condensed Consolidated Financial Statements

                            Citizens Financial Corporation
           Pro forma Condensed Consolidated Statement of Financial Position
                                    March 31, 1998
                                      (Unaudited)




                                     Pro forma                                      United
Description                        Consolidated     Adjustments/ #     Citizens     Liberty
---------------------------------------------------------------------------------------------
ASSETS

Investments:
Securities available for sale, at fair value:
  Fixed maturities(amortized cost of
   $34,798,847)                     $79,701,993    $(1,534,806)    1  $45,755,321   $35,481,478
  Equity securities (cost of
  $198,157)                          18,044,718        (84,000)    2   18,042,835        85,883
Investment real estate                3,862,988       (892,254)    2    3,862,988       892,254
Mortgage loans on real estate           169,150     (1,084,495)    2      169,150     1,084,495
Policy loans                          4,179,885                         2,971,355     1,208,530
Short-term investments                  469,740                           469,740           ---

------------------------------------------------------------------------------------------------
Total Investments                   106,428,474      (3,595,555)       71,271,389    38,752,640



Cash and cash equivalents             3,469,146                         2,491,719       977,427
Accrued investment income             1,367,476                           711,357       656,119
Reinsurance recoverable:
 Paid benefits and losses               123,649                           123,649           ---
 Unpaid benefits, losses and IBNR     3,048,563                         1,488,180     1,560,383
Premiums receivable                     431,815                           431,815
Property and equipment                1,276,866                         1,269,775         7,091
Deferred policy acquisition costs     3,885,057         (322,990)  3    3,885,057       322,990
Value of insurance acquired           6,723,857        1,427,088   4    4,386,269       910,500
Goodwill                                 99,573                            99,573           ---
Other assets                            907,118                           818,040        89,078
------------------------------------------------------------------------------------------------
Total Assets                       $127,761,594      $(2,491,457)     $86,976,823   $43,276,228
------------------------------------------------------------------------------------------------


See notes to Pro forma Condensed Consolidated Financial Statements.

                            Citizens Financial Corporation
           Pro forma Condensed Consolidated Statement of Financial Position
                                    March 31, 1998
                                      (Unaudited)





                                      Pro forma                                       United
Description                          Consolidated      Adjustments /#     Citizens    Liberty
-----------------------------------------------------------------------------------------------
LIABILITIES AND SHAREHOLDERS' EQUITY

Liabilities
Policy liabilities:
   Future policy benefits             $78,772,800     $(2,635,467) 5    $42,453,519  $38,954,748
   Policyholder deposits               15,485,116                        15,485,116          ---
   Policy and contract claims           1,047,576                           898,125      149,451
   Unearned premiums                      233,682                           171,703       61,979
   Other                                  202,933                           169,317       33,616
-------------------------------------------------------------------------------------------------
Total Policy Liabilities               95,742,107      (2,635,467)        59,177,780   39,199,794

Notes payable                           6,810,000       3,400,000  6       3,410,000          ---
Accrued expenses and other liabilities  3,403,656         200,000  7       2,558,444      645,212
Federal income tax payable                464,832                            445,500       19,332
Deferred federal income tax             1,099,138         400,921  8       1,143,238     (445,021)
-------------------------------------------------------------------------------------------------
Total Liabilities                     107,519,733       1,365,454         66,734,962   39,419,317


Commitments and Contingencies


Redeemable Convertible Preferred
  Stock; 370 shares issued and          4,043,907                          4,043,907          ---
  outstanding


Shareholder's Equity
Common stock, 6,000,000 shares
  authorized; 1,275,724 outstanding     1,275,724      (1,586,891) 9       1,275,724    1,586,891
Additional paid-in capital              5,198,250      (1,794,711) 9       5,198,250    1,794,711
Unrealized appreciation of
  investments                           3,713,738        (460,706) 9       3,713,738      460,706
Retained earnings                       6,572,544         (14,603) 9       6,572,544       14,603
Common stock held in treasury
 - at cost (200,109 shares)              (562,302)                          (562,302)         ---
-------------------------------------------------------------------------------------------------
Total Shareholders' Equity             16,197,954      (3,856,911)        16,197,954    3,856,911
-------------------------------------------------------------------------------------------------
Total Liabilities and Shareholders'
Equity                               $127,761,594     $(2,491,457)       $86,976,823  $43,276,228
-------------------------------------------------------------------------------------------------



See notes to Pro forma Condensed Consolidated Financial Statements.

                            Citizens Financial Corporation
               Pro forma Condensed Consolidated Statement of Operations
                       for the three months ended March 31, 1998
                                      (Unaudited)



                                      Pro forma                                        United
Description                          Consolidated     Adjustments/ #     Citizens      Liberty
---------------------------------------------------------------------------------------------------

Revenues:
Premiums and other considerations        $ 5,150,546                      $4,578,850     $ 571,696
Premiums ceded                             (257,672)                        (224,182)      (33,490)
---------------------------------------------------------------------------------------------------
     Net premiums earned                  4,892,874                        4,354,668       538,206
Net investment income                     1,468,146      (62,925)  10        923,005       608,066
Net realized investment gains             1,049,388                        1,027,515        21,873
Other income                                 15,112                              678        14,434
---------------------------------------------------------------------------------------------------
Total Revenues                            7,425,520      (62,925)          6,305,866     1,182,579

Benefits and Expenses:
Policyholder benefits                     3,871,889                        2,732,386     1,139,503
Policy holder benefits ceded               (120,537)                        (106,225)      (14,312)
---------------------------------------------------------------------------------------------------
Net benefits                              3,751,352                        2,626,161     1,125,191
Increase in net benefit reserves            (69,617)      24,270   11        264,846      (358,733)
Interest on policyholder deposits           213,967                          213,967           ---
Commissions                                 992,845                          967,818        25,027
General expenses                          1,201,321      (90,000)  12      1,101,485       189,836
Interest expense                            150,319       72,250   13         78,069           ---
Policy acquisition costs deferred          (291,036)                        (280,654)      (10,382)
Amortization expense:
  Deferred policy acquisition costs         121,561      (50,285)  14        118,251        53,595
  Value of insurance acquired               207,429       89,326   14        110,603         7,500
  Goodwill                                    5,241                            5,241           ---
---------------------------------------------------------------------------------------------------
Total Benefits and Expenses               6,283,382       45,561           5,205,787     1,032,034
---------------------------------------------------------------------------------------------------

Income before Federal Income Tax          1,142,138     (108,486)          1,100,079       150,545
Federal Income Tax                          247,149      (18,443)  15        240,000        25,592
---------------------------------------------------------------------------------------------------
Net Income                                 $894,989      (90,043)         $  860,079     $ 124,953
Dividends on Redeemable Preferred Stock    (101,750)                        (101,750)          ---
---------------------------------------------------------------------------------------------------
Net Income Applicable to Common Stock      $793,239   $  (90,043)         $  758,329     $ 124,953
---------------------------------------------------------------------------------------------------


Net Income Per Common Share:
     Basic                               $       .74                      $     0.71    $      .08
     Diluted                             $       .49                      $     0.47    $      .08


Average Shares Outstanding:
     Basic                                1,075,615                        1,075,615     1,586,891
     Diluted                              1,815,615                        1,815,615     1,586,891


See notes to Pro forma Condensed Consolidated Financial Statements.

                            Citizens Financial Corporation
               Pro forma Condensed Consolidated Statement of Operations
                         for the year ended December 31, 1997
                                      (Unaudited)



                                      Pro forma                                             United
Description                          Consolidated      Adjustments/ #      Citizens         Liberty
------------------------------------------------------------------------------------------------------

Revenues:
Premiums and other considerations        $23,525,897                        $18,790,483    $4,735,414
Premiums ceded                            (1,227,656)                        (1,099,606)     (128,050)
------------------------------------------------------------------------------------------------------
     Net premiums earned                 22,298,241                         17,690,877      4,607,364
Net investment income                     5,931,605     (251,700)     10     3,808,938      2,374,367
Net realized investment gains             2,525,640                          2,193,148        332,492
Other income                                100,760                              8,880         91,880
------------------------------------------------------------------------------------------------------
Total Revenues                           30,856,246     (251,700)           23,701,843      7,406,103

Benefits and Expenses:
Policyholder benefits                    16,156,501                         11,736,457      4,420,044
Policy holder benefits ceded               (991,033)                          (834,426)      (156,607)
------------------------------------------------------------------------------------------------------
Net benefits                             15,165,468                         10,902,031      4,263,437
Increase in net benefit reserves          1,595,814      (58,500)     11       789,135        865,179
Interest on policyholder deposits           914,061                            914,061            ---
Commissions                               4,272,797                          3,762,482        510,315
General expenses                          4,628,521     (580,000)     12     4,161,892      1,046,629
Interest expense                            630,275      289,000      13       341,275            ---
Policy acquisition costs deferred        (1,071,207)                          (982,333)       (88,874)
Amortization expense:
  Deferred policy acquisition costs         745,520     (186,039)     14       736,633        194,926
  Value of insurance acquired             1,018,158      408,165      14       584,993         25,000
  Goodwill                                   20,962                             20,962            ---
------------------------------------------------------------------------------------------------------
Total Benefits and Expenses              27,920,369     (127,374)           21,231,131      6,816,612
------------------------------------------------------------------------------------------------------

Income before Federal Income Tax          2,935,877     (124,326)            2,470,712        589,491
Federal Income Tax                          565,745      (21,135)     15       482,500        104,380
------------------------------------------------------------------------------------------------------
Net Income                               $2,370,132     (103,191)           $1,988,212       $485,111
Dividends on Redeemable Preferred Stock    (407,000)                          (407,000)           ---
------------------------------------------------------------------------------------------------------
Net Income Applicable to Common Stock    $1,963,132   $ (103,191)           $1,581,212       $485,111
------------------------------------------------------------------------------------------------------


Net Income Per Common Share:
     Basic                               $      1.83                        $     1.47     $.31
     Diluted                             $      1.31                        $     1.10     $.31


Average Shares Outstanding:
     Basic                               1,075,615                           1,075,615      1,586,891
     Diluted                             1,815,615                           1,815,615      1,586,891


See notes to Pro forma Condensed Consolidated Financial Statements.

                            Citizens Financial Corporation
            Pro forma Notes to Condensed Consolidated Financial Statements
                                      (unaudited)


     Below is a description of the pro forma adjustments included in the statements above.

1. Internal funds used in the acquisition include:

              Purchase price (to seller)                   $6,295,555
              Other costs                                     700,000
              ----------------------------------------- ---------------
              Total purchase price                          6,995,555
              Less: Incremental bank borrowings            (3,400,000)
              Less: United Liberty investments
                   transferred to seller                   (2,060,749)
              ----------------------------------------- ---------------
              Additional internal funds used               $1,534,806
              ----------------------------------------- ---------------

2. United Liberty investments transferred to seller and applied towards purchase price, total of $2,060,749.

3.  Elimination of historical GAAP intangible asset(deferred acquisition costs).

4. Establishment of incremental purchase GAAP intangible (United Liberty value of insurance acquired total of $2,337,588) based on current actuarial calculations.

5. Purchase GAAP adjustment to United Liberty benefit reserves using current actuarial assumptions.

6. Incremental bank borrowing. Interest is payable quarterly at prime, with total principal payments due as follows: 1998 - $300,000; 1999 - $510,000; 2000 - $500,000; 2001 - $800,000; 2002 through 2004 - $900,000 annually, and 2005 through 2006 - $1,000,000 annually.

7. Additional costs incurred by United Liberty in connection with the acquisition.

8. Adjustment of deferred taxes primarily associated with purchase GAAP reserve adjustment.

9.  Elimination of United Liberty equity in consolidation.

10. Reduced investment income associated with $3,595,555 of internal funds used in the acquisition ($2,060,749 of United Liberty investments transferred to seller and $1,534,806 of additional internal funds).

11. Adjustment reflecting purchase GAAP reserve calculations which are approximately 7% lower than historical GAAP reserve calculations.

12. Adjustment reflecting overhead savings resulting from the acquisition. United Liberty's home office was closed and the majority of employees were terminated within one month of the acquisition.

13. Additional interest expense on incremental bank borrowings (see Note 6 above).

14. Amortization of intangibles after the assumed purchase (based on current actuarial calculations - see Note 4 above) and elimination of net historical GAAP intangible amortization

15.  Federal income tax impact of adjustments.